                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. 1)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-12

                         MAINSTAY VP SERIES FUND, INC.
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     1) Title of each class of securities to which transaction applies: N/A

     2) Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4) Proposed maximum aggregate value of transaction: N/A

     5) Total fee paid: N/A

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid: N/A

     2) Form, Schedule or Registration Statement No.: N/A

     3) Filing Party: N/A

     4) Date Filed: N/A

                         MAINSTAY VP SERIES FUND, INC.
                               51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                        SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 2007


March 22, 2007


To Our Policy Owners:

     I am writing to ask for your vote on an important matter concerning the series of investment portfolios offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, a Maryland corporation, currently offers the 25 separate portfolios (the "Portfolios") listed in the accompanying Notice of Special Meeting and Proxy Statement. Please take note that the SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the Portfolios will be held on May 4, 2007, beginning at 2:00 p.m. Eastern time, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     As the owner of a variable annuity policy or variable life insurance policy (a "Policy") issued by New York Life Insurance and Annuity Corporation ("NYLIAC" or the "Insurance Company"), you have the right to instruct the Insurance Company how to vote at the Special Meeting the shares of the Portfolios that are attributable to your Policy.

     At the Special Meeting, as explained in the accompanying proxy statement, you will be asked to vote on the following proposals:

          1. To elect eight Directors to the Board of Directors of the Fund; and

          2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     Proposal 1, which concerns all the Portfolios, is described in more detail in the accompanying Notice of Special Meeting and Proxy Statement. The Board of Directors of the Fund recommends that you read the enclosed materials carefully and then provide a vote "FOR" the election of each nominee for Director.

     Your vote is very important to us regardless of the number of shares that are attributable to your Policy. Whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on May 4, 2007. You will receive a proxy card. There are several ways to vote your shares, including by mail, by telephone and through the Internet. Please refer to the proxy card for more information on how to vote. If we do not receive a response from you by one of these methods, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote. If you have any questions regarding your vote, please contact the Fund by calling toll-free 1-800-598-2019. We will get you the answers that you need promptly.

     We appreciate your participation and prompt response in this matter, and thank you for your continued support.

                                       Sincerely,

                                       -s- Stephen P. Fisher




                                       Stephen P. Fisher

                                       President


Encl.

                         MAINSTAY VP SERIES FUND, INC.

                               51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010


MAINSTAY VP BALANCED PORTFOLIO


MAINSTAY VP BOND PORTFOLIO


MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO


MAINSTAY VP CASH MANAGEMENT PORTFOLIO


MAINSTAY VP COMMON STOCK PORTFOLIO


MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO


MAINSTAY VP CONVERTIBLE PORTFOLIO


MAINSTAY VP DEVELOPING GROWTH PORTFOLIO


MAINSTAY VP FLOATING RATE PORTFOLIO


MAINSTAY VP GOVERNMENT PORTFOLIO


MAINSTAY VP GROWTH ALLOCATION PORTFOLIO


MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO


MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO


MAINSTAY VP INCOME & GROWTH PORTFOLIO


MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO


MAINSTAY VP LARGE CAP GROWTH PORTFOLIO


MAINSTAY VP MID CAP CORE PORTFOLIO


MAINSTAY VP MID CAP GROWTH PORTFOLIO


MAINSTAY VP MID CAP VALUE PORTFOLIO


MAINSTAY VP MODERATE ALLOCATION PORTFOLIO


MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO


MAINSTAY VP S&P 500 INDEX PORTFOLIO


MAINSTAY VP SMALL CAP GROWTH PORTFOLIO


MAINSTAY VP TOTAL RETURN PORTFOLIO


MAINSTAY VP VALUE PORTFOLIO


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 2007


TO THE POLICY OWNERS OF THE MAINSTAY VP SERIES FUND, INC.:


     NOTICE IS HEREBY GIVEN that the Board of Directors (the "Board" or the "Directors") of Mainstay VP Series Fund, Inc. (the "Fund"), which currently offers the 25 series of investment portfolios listed above (the "Portfolios"), invites you to attend a Special Meeting of Shareholders (the "Special Meeting") of the Fund. The Special Meeting will be held on May 4, 2007, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, beginning at 2:00 p.m., Eastern time.

     At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Portfolios will be asked to consider and approve the following Proposals:

          1. To elect eight Directors to the Board of Directors of the Fund; and

          2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and Proposal 1 above. You may vote at the Special Meeting if you are a policy owner of record of one or more of the Portfolios as of the close of business on February 20, 2007. If you attend the Special Meeting, you may vote the shares that are attributable to your contract in person. Even if you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke the proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

     Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Fund for additional information by calling toll-free 1-800-598-2019.

                                       By order of the Board of Directors,

                                       -s- Marguerite E. H. Morrison

                                       Marguerite E. H. Morrison

                                       Secretary

                                       March 22, 2007


                             ---------------------

                               IMPORTANT NOTICE:
  PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR POLICY. YOU
   CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY
                           VOTING THE ENCLOSED PROXY.

                             ---------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.


          1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.



          2. JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.



          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.



FOR EXAMPLE:



REGISTRATION                                      VALID
------------                             ------------------------
CORPORATE ACCOUNTS
(1) ABC Corp. ........................   ABC Corp. John Doe,
                                         Treasurer
(2) ABC Corp. ........................   John Doe
(3) ABC Corp. c/o John Doe............   John Doe
(4) ABC Corp. Profit Sharing Plan.....   John Doe

PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership...............   Jane B. Smith, Partner
(2) Smith and Jones, Limited
    Partnership.......................   Jane B. Smith, General
                                         Partner

TRUST ACCOUNTS
(1) ABC Trust.........................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d
    12/28/78..........................   Jane B. Doe, Trustee
                                         u/t/d/ 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B.
    Smith, Jr. UGMA/UTMA..............   John B. Smith, Custodian
                                         f/b/o/ John B. Smith
                                         Jr., UGMA/UTMA
(2) Estate of John B. Smith...........   John B. Smith, Jr.,
                                         Executor
                                         Estate of John B. Smith

     Please choose one of the following options to vote your shares:


     1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.



     2. VOTE THROUGH THE INTERNET. You may cast your vote by logging into the Internet site located on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.



     3. VOTE BY MAIL. You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid return envelope provided.



     4. VOTE IN PERSON AT THE SPECIAL MEETING.

                         MAINSTAY VP SERIES FUND, INC.

                               51 MADISON AVENUE


                            NEW YORK, NEW YORK 10010



MAINSTAY VP BALANCED PORTFOLIO


MAINSTAY VP BOND PORTFOLIO


MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO


MAINSTAY VP CASH MANAGEMENT PORTFOLIO


MAINSTAY VP COMMON STOCK PORTFOLIO


MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO


MAINSTAY VP CONVERTIBLE PORTFOLIO


MAINSTAY VP DEVELOPING GROWTH PORTFOLIO


MAINSTAY VP FLOATING RATE PORTFOLIO


MAINSTAY VP GOVERNMENT PORTFOLIO


MAINSTAY VP GROWTH ALLOCATION PORTFOLIO


MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO


MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO


MAINSTAY VP INCOME & GROWTH PORTFOLIO


MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO


MAINSTAY VP LARGE CAP GROWTH PORTFOLIO


MAINSTAY VP MID CAP CORE PORTFOLIO


MAINSTAY VP MID CAP GROWTH PORTFOLIO


MAINSTAY VP MID CAP VALUE PORTFOLIO


MAINSTAY VP MODERATE ALLOCATION PORTFOLIO


MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO


MAINSTAY VP S&P 500 INDEX PORTFOLIO


MAINSTAY VP SMALL CAP GROWTH PORTFOLIO


MAINSTAY VP TOTAL RETURN PORTFOLIO


MAINSTAY VP VALUE PORTFOLIO


                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 4, 2007



INTRODUCTION


     This Proxy Statement is being furnished to the shareholders of MainStay VP Series Fund Inc. (the "Fund"), in connection with the solicitation of proxies relating to the Fund and its series listed above (each a "Portfolio"), by the Board of Directors of the Fund (the "Board" or the "Directors"), for a Special Meeting of Shareholders (the "Special Meeting") to be held at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on May 4, 2007, beginning at 2:00 p.m. Eastern time.

     You are receiving this Proxy Statement because you are the owner of a variable annuity policy or variable life insurance policy ("Policy") issued by New York Life Insurance and Annuity Corporation ("NYLIAC"), and some or all of your Policy value is invested in one or more of the Portfolios. Although NYLIAC is the record owner of the Portfolios' shares, as an owner of a Policy ("Policy Owner") issued by NYLIAC, you have the right to instruct NYLIAC how to vote the shares of the Portfolios that are attributable to your Policy. However, to make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the proposals at the Special Meeting, as opposed to directing NYLIAC to vote on such proposals. Additionally, Policy Owners are sometimes referred to in this Proxy Statement as "shareholders" for ease of reading purposes.

     THE BOARD IS SOLICITING PROXIES FROM SHAREHOLDERS WITH RESPECT TO THE FOLLOWING PROPOSALS (THE "PROPOSALS"), AS THEY ARE DESCRIBED IN DETAIL IN THIS PROXY STATEMENT:


PROPOSALS:


          1. To elect eight Directors to the Board of Directors of the Fund; and

          2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     Only shareholders of record who owned shares of one or more of the Portfolios at the close of business on February 20, 2007 ("Record Date") are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each Policy Owner is entitled to give voting instructions with respect to the shares of the Portfolios that are attributable to his or her Policy as of the Record Date. Each share of a Portfolio that you own entitles you to one (1) vote with respect to any proposal on which that Portfolio's shareholders are entitled to vote (a fractional share has a fractional vote). Proposal 1 affects all the Portfolios. Any business properly to come before the Special Meeting and any adjournments or postponements thereof may affect one or more of the Portfolios.


     The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card beginning on or about March 22, 2007 to all shareholders of record of the Portfolios as of the Record Date. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by NYLIM.

     It is important for you to vote on each Proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.


                                   PROPOSAL 1


                             ELECTION OF DIRECTORS


                      AFFECTED PORTFOLIOS: ALL PORTFOLIOS



WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?


     The purpose of this Proposal is to elect the Board of Directors that will assume office at or prior to the Board of Directors meeting currently scheduled for June 7, 2007 or upon such later date of the Directors' election by shareholders. At a Board of Directors meeting held on February 13, 2007, the current Directors of the Fund unanimously nominated the eight persons described below for election as Directors (each a "Nominee").

     The Board currently is composed of eight members: Jill Feinberg, Daniel Herrick, Brian A. Murdock, Richard H. Nolan, Jr., Robert D. Rock, Raymond Stickel, Jr., Roman L. Weil and John A. Weisser, Jr. Four of the Nominees, Messrs. Murdock, Nolan, Weil and Weisser currently are members of the Board of Directors; four are not, but serve as directors/trustees of other funds in the complex of funds managed by NYLIM or its affiliates (the "Fund Complex"). These nominations are the result of an effort on the part of the Board, the other boards in the Fund Complex and NYLIM to consolidate the membership of the boards so that the same members serve on each board. Over the course of several months, the Board and its members met with representatives of the other boards in the Fund Complex and NYLIM's senior management to consider NYLIM's proposal to consolidate the membership of these boards. In reaching the conclusion that a consolidation of the Board's members with the members of the other boards is in the best interests of the Portfolios and their shareholders, the Board considered the following factors:

     - the benefits from streamlining Board communications;

     - opportunities for enhanced efficiency of Board oversight;

     - potential cost savings from a consolidation of Board members and Board meetings;

     - the projected number and type of funds to be overseen by the Board members; and

     - the proposed process, timing and costs for implementing the consolidation.

     Additionally, the Board considered the opportunities for enhanced services from NYLIM as a result of the proposed consolidation. The Board also noted that the proposed Board structure would be consistent with other similarly situated fund groups.

     Members of the Board's Nominating and Governance Committee ("Committee") met with each Nominee prior to his or her nomination to the Board, and the Committee considered each Nominee's qualifications in accordance with the Committee's policies and procedures for the consideration of board member candidates and recommended his or her nomination to the Board. Based on this recommendation, the Board nominated each of the Nominees to the Board. Likewise, the boards of the other funds in the Fund Complex also have approved the consolidation proposal on behalf of their funds and have nominated the same eight Nominees to serve on their respective boards.

     As part of the consolidation proposal, certain of the current members of each board determined not to stand for reelection. NYLIM offered a one time payment to all current independent members of the boards in recognition of their services and contingent upon the approval by shareholders of a new slate of directors/trustees. The payment is based on a formula, including the number of years each member has served on his or her respective fund board. If this Proposal is approved, the following current members of the Board of Directors have agreed to resign from the Board and accept the one time payment from NYLIM described above following their resignation: Jill Feinberg, Daniel Herrick, and Raymond Stickel, Jr. Payments to these members of the Board will range approximately from $70,000 to $315,000. The Fund does not have a retirement plan and the Directors that are not standing for reelection will not receive any payment from the Fund in connection with their resignation.

     All proxies will be voted in favor of the Nominees listed in this Proxy Statement unless a contrary indication is made. If, prior to the Special Meeting, any Nominee becomes unable to serve, the proxies that otherwise would have been voted for such Nominee will be voted for such substitute nominee as may be selected by the current Board of Directors.


WHO ARE THE NOMINEES TO THE BOARD?


     The table below lists the Nominees, their dates of birth, current positions held with the Fund, length of time served, term of office, principal occupations during the last five years, the number of funds in the Fund Complex currently overseen by the Nominee, and other directorships held outside of the Fund. A table with similar information concerning the officers of the Fund is also set forth below. The business address of each Nominee is 51 Madison Avenue, New York, New York 10010.

     Nominees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) are referred to herein as "Independent Directors." Nominees who are deemed to be "interested persons" of the Fund under the 1940 Act are referred to as "Interested Directors."

                               DIRECTOR NOMINEES


                                                                    NUMBER OF
                                                                    FUNDS AND
                                                                   PORTFOLIOS
                                                                   IN THE FUND
                                TERM OF          PRINCIPAL           COMPLEX
                 POSITION(S)  OFFICE* AND      OCCUPATION(S)        CURRENTLY
NAME AND DATE     HELD WITH    LENGTH OF        DURING PAST         OVERSEEN    OTHER DIRECTORSHIPS
OF BIRTH          THE FUND    TIME SERVED         5 YEARS          BY NOMINEE     HELD BY NOMINEE
---------------  -----------  -----------  ----------------------  -----------  --------------------
INDEPENDENT DIRECTOR NOMINEES
Susan B. Kerley  None         N/A          Partner, Strategic          21       Chairman since 2005
8/12/51                                    Management Advisors                  and Director since
                                           LLC (1990 to present)                1990, Eclipse Funds
                                                                                Inc. (15 funds);
                                                                                Chairman since 2005
                                                                                and Trustee since
                                                                                2000, Eclipse Funds
                                                                                (3 funds); Chairman
                                                                                and Director since
                                                                                August 2006, ICAP
                                                                                Funds, Inc. (3
                                                                                funds); Trustee
                                                                                since 1991, Legg
                                                                                Mason Partners'
                                                                                Funds (30 funds)
Alan R. Latshaw  None         N/A          Retired; Consultant         19       Trustee and Audit
3/27/51                                    (2004-2006), The                     and Compliance
                                           MainStay Funds Audit                 Committee Chairman
                                           and Compliance                       since March 2006 and
                                           Committee; Partner,                  Audit Committee
                                           Ernst & Young LLP                    Financial Expert
                                           (2002 to 2003);                      since May 2006, The
                                           Partner, Arthur                      MainStay Funds (19
                                           Andersen LLP (1976 to                funds); Trustee
                                           2002)                                since 2005, State
                                                                                Farm Associates
                                                                                Funds Trust (3
                                                                                funds); Trustee
                                                                                since 2005, State
                                                                                Farm Mutual Fund
                                                                                Trust (15 funds);
                                                                                Trustee since 2005,
                                                                                State Farm Variable
                                                                                Product Trust (9
                                                                                funds); Trustee
                                                                                since 2005, Utopia
                                                                                Funds (4 funds)

                                                                    NUMBER OF
                                                                    FUNDS AND
                                                                   PORTFOLIOS
                                                                   IN THE FUND
                                TERM OF          PRINCIPAL           COMPLEX
                 POSITION(S)  OFFICE* AND      OCCUPATION(S)        CURRENTLY
NAME AND DATE     HELD WITH    LENGTH OF        DURING PAST         OVERSEEN    OTHER DIRECTORSHIPS
OF BIRTH          THE FUND    TIME SERVED         5 YEARS          BY NOMINEE     HELD BY NOMINEE
---------------  -----------  -----------  ----------------------  -----------  --------------------
Peter Meenan     None         N/A          Independent                 21       Director since 2002,
12/5/41                                    Consultant; President                Audit Committee
                                           and Chief Executive                  Chairman and Audit
                                           Officer, Babson-United               Committee Financial
                                           Inc. (financial                      Expert since 2003,
                                           services firm) (2000                 Eclipse Funds Inc.
                                           to 2004); Independent                (15 funds); Trustee
                                           Consultant (1999 to                  since 2002, Audit
                                           2000); Head of Global                Committee Chairman
                                           Funds, Citicorp (1995                and Audit Committee
                                           to 1999)                             Financial Expert
                                                                                since 2003, Eclipse
                                                                                Funds (3 funds);
                                                                                Director, Audit
                                                                                Committee Chairman,
                                                                                and Audit Committee
                                                                                Financial Expert
                                                                                since August 2006,
                                                                                ICAP Funds, Inc. (3
                                                                                funds)
Richard H.       Director     Until the    Managing Director, ICC      25       None
Nolan, Jr.**                  age of 75;   Capital Management;
11/16/46                      since March  President,
                              2006.        Shields/Alliance,
                                           Alliance Capital
                                           Management (1994-
                                           2004)
Richard S.       None         N/A          Chairman (1990 to           19       Trustee since 1994,
Trutanic                                   present) and Chief                   The MainStay Funds
2/13/52                                    Executive Officer                    (19 funds)
                                           (1990 to 1999),
                                           Somerset Group
                                           (financial advisory
                                           firm); Managing
                                           Director and Advisor,
                                           The Carlyle Group
                                           (private investment
                                           firm) (2002 to 2004);
                                           Senior Managing
                                           Director and Partner,
                                           Groupe Arnault S.A.
                                           (private investment
                                           firm) (1999 to 2002)

                                                                    NUMBER OF
                                                                    FUNDS AND
                                                                   PORTFOLIOS
                                                                   IN THE FUND
                                TERM OF          PRINCIPAL           COMPLEX
                 POSITION(S)  OFFICE* AND      OCCUPATION(S)        CURRENTLY
NAME AND DATE     HELD WITH    LENGTH OF        DURING PAST         OVERSEEN    OTHER DIRECTORSHIPS
OF BIRTH          THE FUND    TIME SERVED         5 YEARS          BY NOMINEE     HELD BY NOMINEE
---------------  -----------  -----------  ----------------------  -----------  --------------------
Roman L. Weil**  Director     Indefinite;  V. Duane Rath               25       None
5/22/40                       since 1994   Professor of
                                           Accounting, Graduate
                                           School of Business,
                                           University of Chicago;
                                           President, Roman L.
                                           Weil Associates, Inc.
                                           (consulting firm);
                                           Director, Ygomi LLC
                                           (information and
                                           communications
                                           technology company)
                                           (since July 2006)
John A.          Director     Until the    Retired. Managing           25       Trustee since March
Weisser, Jr.**                age of 75;   Director of Salomon                  2007, Direxion Funds
10/22/41                      since 1997   Brothers, Inc. (1981                 (57 funds); Trustee
                                           to 1995)                             since March 2007,
                                                                                Direxion Insurance
                                                                                Trust (45 funds)
INTERESTED DIRECTOR NOMINEE
Brian A.         Chairman,    Until the    Member of the Board of      65       Trustee and Chairman
Murdock***       Director     age of 75;   Managers and President               since September
3/14/56          and Chief    Chairman     (since 2004) and Chief               2006, and Chief
                 Executive    and          Executive Officer                    Executive Officer
                 Officer      Director     (since July 2006),                   since July 2006, The
                              since        NYLIM and New York                   MainStay Funds (19
                              September    Life Investment                      funds); Director and
                              2006 and     Management Holdings                  Chief Executive
                              Chief        LLC; Senior Vice                     Officer since August
                              Executive    President, New York                  2006, ICAP Funds,
                              Officer      Life Insurance Company               Inc. (3 funds)
                              since July   (since 2004); Chairman
                              2006         of the Board and
                                           President, NYLIFE
                                           Distributors LLC
                                           (since 2004); Member
                                           of the Board of
                                           Managers, Madison
                                           Capital Funding LLC
                                           (since 2004), NYLCAP
                                           Manager LLC (since
                                           2004) and
                                           Institutional Capital
                                           LLC (since July 2006);
                                           Chairman and Trustee
                                           (since September 2006)
                                           and Chief Executive
                                           Officer (since July
                                           2006), The MainStay
                                           Funds; Chief Executive
                                           Officer, Eclipse Funds
                                           and Eclipse Funds Inc.
                                           (since July 2006);
                                           Chief Executive
                                           Officer and Director
                                           (since August

                                                                    NUMBER OF
                                                                    FUNDS AND
                                                                   PORTFOLIOS
                                                                   IN THE FUND
                                TERM OF          PRINCIPAL           COMPLEX
                 POSITION(S)  OFFICE* AND      OCCUPATION(S)        CURRENTLY
NAME AND DATE     HELD WITH    LENGTH OF        DURING PAST         OVERSEEN    OTHER DIRECTORSHIPS
OF BIRTH          THE FUND    TIME SERVED         5 YEARS          BY NOMINEE     HELD BY NOMINEE
---------------  -----------  -----------  ----------------------  -----------  --------------------
                                           2006), ICAP Funds,
                                           Inc.; Chief Operating
                                           Officer, Merrill Lynch
                                           Investment Managers
                                           (2003 to 2004); Chief
                                           Investment Officer,
                                           MLIM Europe and Asia
                                           (2001 to 2003);
                                           President, Merrill
                                           Japan and Chairman,
                                           MLIM Pacific Region
                                           (1999 to 2001)


---------------

* If elected/reelected a Board member, each Nominee will serve an indefinite term of office.

**   This Nominee is currently a Director of the Fund.

*** Mr. Murdock is currently a Director of the Fund and may be deemed to be an Interested Director because of his affiliation with New York Life Insurance Company, NYLIAC, NYLIM, Institutional Capital LLC, MacKay Shields LLC, McMorgan & Company LLC, and NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

     The Fund's Articles of Incorporation do not provide for the annual election of Directors. However, in accordance with the 1940 Act, the Fund will hold a shareholders' meeting for the election of Directors at such times as (1) less than a majority of the Directors holding office have been elected by shareholders, or (2) if, after filling a vacancy on the Board of Directors, less than two-thirds of the Directors holding office would have been elected by the shareholders. Each Director serves until his/her death, resignation, removal or retirement or until he/she attains the age of 75 years.

                 OFFICERS OF THE FUND (WHO ARE NOT DIRECTORS)*


                        TERM OF OFFICE, POSITION(S)
                           HELD WITH COMPANY AND      PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH       LENGTH OF SERVICE        DURING PAST FIVE YEARS
----------------------  ---------------------------   -----------------------
ROBERT A. ANSELMI       Indefinite; Chief Legal       Senior Managing
10/19/46                Officer since 2003            Director, General
                                                      Counsel and Secretary,
                                                      New York Life
                                                      Investment Management
                                                      LLC (including
                                                      predecessor advisory
                                                      organizations) and New
                                                      York Life Investment
                                                      Management Holdings
                                                      LLC; Senior Vice
                                                      President, New York
                                                      Life Insurance Company;
                                                      Vice President and
                                                      Secretary, McMorgan &
                                                      Company LLC; Secretary,
                                                      NYLIM Service Company
                                                      LLC, NYLCAP Manager
                                                      LLC, Madison Capital
                                                      Funding LLC and
                                                      Institutional Capital
                                                      LLC (since October
                                                      2006); Chief Legal
                                                      Officer, The MainStay
                                                      Funds, Eclipse Funds,
                                                      and Eclipse Funds Inc.
                                                      (since 2003), McMorgan
                                                      Funds (since 2005), and
                                                      ICAP Funds, Inc. (since
                                                      August 2006); Managing
                                                      Director and Senior
                                                      Counsel, Lehman
                                                      Brothers Inc. (1998 to
                                                      1999); General Counsel
                                                      and Managing Director,
                                                      JP Morgan Investment
                                                      Management Inc. (1986
                                                      to 1998).

                        TERM OF OFFICE, POSITION(S)
                           HELD WITH COMPANY AND      PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH       LENGTH OF SERVICE        DURING PAST FIVE YEARS
----------------------  ---------------------------   -----------------------
ARPHIELA ARIZMENDI      Indefinite; Treasurer and     Managing Director,
10/26/56                Principal Financial and       Mutual Fund Accounting
                        Accounting Officer,           (since September 2006),
                        2005-2007 and since March     and Director and
                        2007                          Manager of Fund
                                                      Accounting and
                                                      Administration (2003 to
                                                      August 2006), New York
                                                      Life Investment
                                                      Management LLC;
                                                      Treasurer and Principal
                                                      Financial and
                                                      Accounting Officer,
                                                      Eclipse Funds, Eclipse
                                                      Funds Inc., The
                                                      MainStay Funds and
                                                      McMorgan Funds (2005 to
                                                      2007 and since March
                                                      2007), and ICAP Funds,
                                                      Inc. (August 2006-2007
                                                      and since March 2007);
                                                      Assistant Treasurer,
                                                      NYLIFE Distributors
                                                      LLC; Assistant
                                                      Treasurer, The MainStay
                                                      Funds, Eclipse Funds,
                                                      Eclipse Funds Inc.,
                                                      MainStay VP Series
                                                      Fund, Inc. and McMorgan
                                                      Funds (1992 to December
                                                      2005).

                        TERM OF OFFICE, POSITION(S)
                           HELD WITH COMPANY AND      PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH       LENGTH OF SERVICE        DURING PAST FIVE YEARS
----------------------  ---------------------------   -----------------------
STEPHEN P. FISHER       Indefinite; President since   Senior Managing
2/22/59                 March 2007                    Director and Chief
                                                      Marketing Officer, New
                                                      York Life Investment
                                                      Management LLC (since
                                                      2005), Managing
                                                      Director -- Retail
                                                      Marketing, New York
                                                      Life Investment
                                                      Management LLC (2003-
                                                      2005); Managing
                                                      Director, UBS Global
                                                      Asset Management (1999
                                                      to 2003), President,
                                                      The MainStay Funds,
                                                      Eclipse Funds, Eclipse
                                                      Funds Inc., and ICAP
                                                      Funds, Inc. (since
                                                      March 2007).
MICHAEL G. GALLO        Indefinite; Executive Vice    Senior Vice President,
1/5/55                  President since 2005          New York Life Insurance
                                                      Company
SCOTT T. HARRINGTON     Indefinite; Vice President,   Director, New York Life
2/8/59                  Administration since 2005     Investment Management
                                                      LLC (including
                                                      predecessor advisory
                                                      organizations);
                                                      Executive Vice
                                                      President, New York
                                                      Life Trust Company and
                                                      New York Life Trust
                                                      Company, FSB (since
                                                      January 2006); Vice
                                                      President --
                                                      Administration, The
                                                      MainStay Funds, Eclipse
                                                      Funds, and Eclipse
                                                      Funds Inc. (since 2005)
                                                      and ICAP Funds, Inc.
                                                      (since August 2006).

                        TERM OF OFFICE, POSITION(S)
                           HELD WITH COMPANY AND      PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH       LENGTH OF SERVICE        DURING PAST FIVE YEARS
----------------------  ---------------------------   -----------------------
ALISON H. MICUCCI       Indefinite; Senior Vice       Senior Managing
12/16/65                President and Chief           Director and Chief
                        Compliance Officer since      Compliance Officer
                        July 2006; Vice               (since March 2006), and
                        President -- Compliance       Managing Director and
                        (2004 to June 2006)           Chief Compliance
                                                      Officer (2003 to
                                                      February 2006), New
                                                      York Life Investment
                                                      Management LLC and New
                                                      York Life Investment
                                                      Management Holdings
                                                      LLC; Senior Managing
                                                      Director, Compliance
                                                      (since March 2006) and
                                                      Managing Director,
                                                      Compliance (2003 to
                                                      February 2006), NYLIFE
                                                      Distributors LLC; Chief
                                                      Compliance Officer,
                                                      NYLCAP Manager LLC;
                                                      Senior Vice President
                                                      and Chief Compliance
                                                      Officer, Eclipse Funds,
                                                      Eclipse Funds Inc., The
                                                      MainStay Funds (since
                                                      June 2006) and ICAP
                                                      Funds, Inc. (since
                                                      August 2006); Vice
                                                      President --
                                                      Compliance, Eclipse
                                                      Funds, Eclipse Funds
                                                      Inc., The MainStay
                                                      Funds, Inc. (until June
                                                      2006); Deputy Chief
                                                      Compliance Officer, New
                                                      York Life Investment
                                                      Management LLC (2002 to
                                                      2003); Vice President
                                                      and Compliance Officer,
                                                      Goldman Sachs Asset
                                                      Management (1999 to
                                                      2002).

                        TERM OF OFFICE, POSITION(S)
                           HELD WITH COMPANY AND      PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH       LENGTH OF SERVICE        DURING PAST FIVE YEARS
----------------------  ---------------------------   -----------------------
MARGUERITE E. H.        Indefinite; Secretary since   Managing Director and
MORRISON                2004                          Associate General
3/26/56                                               Counsel, New York Life
                                                      Investment Management
                                                      LLC (since 2004);
                                                      Managing Director and
                                                      Secretary, NYLIFE
                                                      Distributors LLC;
                                                      Secretary, Eclipse
                                                      Funds, Eclipse Funds
                                                      Inc. and The MainStay
                                                      Funds (each since
                                                      2004), and ICAP Funds,
                                                      Inc. (since August
                                                      2006); Chief Legal
                                                      Officer -- Mutual Funds
                                                      and Vice President and
                                                      Corporate Counsel, The
                                                      Prudential Insurance
                                                      Company of America
                                                      (2000 to 2004).


---------------

* The officers listed above are considered to be "interested persons" of the Fund within the meaning of the 1940 Act because of their affiliation with the Fund, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."


OWNERSHIP OF SECURITIES


     As of December 31, 2006, the dollar range of equity securities owned beneficially by each Nominee in the Fund and in any regis-tered investment companies overseen by the Nominee within the same family of investment companies as the Fund was as follows:


                                                      AGGREGATE DOLLAR RANGE
                                                    OF EQUITY SECURITIES IN ALL
                                                       REGISTERED INVESTMENT
                                                       COMPANIES OVERSEEN BY
                          DOLLAR RANGE OF EQUITY       NOMINEE IN FAMILY OF
NAME                      SECURITIES IN THE FUND       INVESTMENT COMPANIES
----                     -------------------------  ---------------------------
INDEPENDENT DIRECTOR
  NOMINEES
Susan B. Kerley........            None                  Over $100,000
Alan R. Latshaw........            None                $10,001 - $50,000
Peter Meenan...........            None                $50,001 - $100,000
Richard H. Nolan,
  Jr. .................            None                       None
Richard S. Trutanic....            None                   $1 - $10,000
Roman L. Weil..........        S&P 500 Index              $1 - $10,000
                         Portfolio -- $1 - $10,000
John A. Weisser,
  Jr. .................            None                  Over $100,000
INTERESTED DIRECTOR
  NOMINEE
Brian A. Murdock.......            None                  Over $100,000



COMPENSATION


     The Independent Directors of the Fund currently receive from the Fund a fee of $35,000 per year plus $4,000 for each regularly scheduled (in person) Board meeting attended, $2,000 for each telephonic Board meeting attended, $2,000 for each Audit Committee meeting attended, and $1,500 for all other Committee meetings attended, and are reimbursed for out-of-pocket expenses incurred in connection with attending meetings. The Audit Committee chairperson receives an additional fee of $12,000 per year and each member of the Audit Committee receives an annual retainer fee of $3,000 per year. The Lead Independent Director receives an additional fee of $12,000 per year. Directors who are affiliated with NYLIM or its affiliates and the Fund's officers did not receive compensation from the Fund. The table below states the compensation received by certain Directors, for the fiscal year ended December 31, 2006, from the Fund and from certain other investment companies (as indicated) in the Fund Complex.

                               COMPENSATION TABLE



                                         PENSION OR      ESTIMATED          TOTAL
                                         RETIREMENT        ANNUAL       COMPENSATION
                        AGGREGATE     BENEFITS ACCRUED    BENEFITS      FROM FUND AND
                       COMPENSATION   AS PART OF FUND       UPON      FUND COMPLEX PAID
DIRECTOR                FROM FUND         EXPENSES       RETIREMENT     TO DIRECTORS
--------               ------------   ----------------   ----------   -----------------
INDEPENDENT DIRECTORS
Jill Feinberg........    $79,500             0               0             $79,500
Daniel Herrick.......    $78,000             0               0             $78,000
Richard H. Nolan,
  Jr. ...............    $75,500             0               0             $75,500
Raymond Stickel,
  Jr. ...............    $75,500             0               0             $75,500
Roman L. Weil........    $91,500             0               0             $91,500
John A. Weisser,
  Jr. ...............    $91,500             0               0             $91,500


     If the shareholders approve this Proposal, it is expected that the compensation structure for the Directors will change such that the members of each board of directors/trustees in the Fund Complex will be compensated under a new, unified compensation structure. It is further expected that the Portfolios will pay their pro rata share of these fees based on the net assets of the Portfolios. A Director's total compensation from the Fund Complex as a whole may increase because each Director will serve on the boards of directors/trustees of all of the funds in the Fund Complex, rather than the board(s) on which the Nominees currently serve.

     It is expected that the Board of Directors will meet at least quarterly at regularly scheduled meetings. During the fiscal year ended December 31, 2006, the Board met 7 times. Each current Director attended at least 75% of the meetings of the Board held during the last fiscal year, including the meetings of the Board's standing Committees on which such Director was a member. The Fund does not hold annual meetings, and therefore, the Board of Directors does not have a policy with regard to Director attendance at such meetings.


BOARD COMMITTEES


     The Board of Directors oversees the Fund and the services provided to the Fund by NYLIM and the investment sub-advisors for the Portfolios having investment sub-advisors. The Committees of the Board currently include the Audit Committee, Nominating and Governance Committee and Dividend Committee. The Board also has established a Valuation Committee and Valuation Subcommittee, which include members who are not members of the Board.

     Audit Committee. The purpose of the Audit Committee is to assist the full Board in oversight of (1) the integrity of the Fund's financial statements; (2) the Fund's compliance with legal and regulatory requirements; and (3) the qualifications, independence and performance of the Fund's independent auditors. The members of the Audit Committee include all of the current Independent
Directors: Jill Feinberg, Daniel Herrick, Richard H. Nolan, Raymond Stickel, Jr., Roman L. Weil (Chairman), and John A. Weisser, Jr. There were 5 Audit Committee meetings held during 2006.

     Nominating and Governance Committee. The purposes of the Nominating and Governance Committee are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund; (2) make recommendations to the Board regarding (a) its size, structure and composition;
(b) qualifications for Board membership; and (c) compensation of Board Members;
(3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; and (4) oversee the self-assessment of the Board, its committees and its members. The members of the Committee include the following current Independent Directors: Jill Feinberg (Chairperson), Daniel Herrick, Raymond Stickel, Jr., Roman L. Weil and John A. Weisser, Jr. There was 1 meeting of the Committee held during 2006. As of November 21, 2006 the Nominating and Governance Committee was reconstituted to include only Richard H. Nolan, Raymond Stickel, Jr., Roman L. Weil and John A. Weisser, Jr. The Board of Directors has adopted a Nominating and Governance Committee Charter, which was attached as Appendix B to the Fund's Proxy Statement dated January 31, 2006.

     The Nominating and Governance Committee has adopted Policies for Consideration of Board Member Candidates (the "Candidates Policy"), a formal policy on the consideration of Board member candidates, including nominees recommended by Policy Owners. A copy of the Candidates Policy is attached to this Proxy Statement as Appendix A and summarized below. The summary is qualified in its entirety by the Candidate Policy.

     When evaluating the qualifications of a candidate, the Nominating and Governance Committee considers the candidate's potential contribution to the Board and its committees and any other relevant factors. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose. The Nominating and Governance Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) whether or not the person is "independent" and whether the person is otherwise qualified under applicable laws and regulations to serve as a director; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a director; (iii) the contribution that the person can make to the Board, with consideration being given to the person's business experience, education and such other factors as the Nominating and Governance Committee may consider relevant; (iv) the character and integrity of the person; and (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board. The Nominating and Governance Committee will consider potential director candidates recommended by Policy Owners provided that: (i) the proposed candidates satisfy the director qualification requirements; and (ii) the nominating Policy Owners comply with the Candidates Policy, which is attached to this Proxy Statement as Appendix A. Other than in compliance with the requirements mentioned in the preceding sentence, the Nominating and Governance Committee will not otherwise evaluate Policy Owner director nominees in a different manner than other nominees, and the standard of the Nominating and Governance Committee is to treat all equally qualified nominees in the same manner.


     Valuation Committee. The purpose of the Valuation Committee is to oversee the implementation of the Fund's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The Committee reviews each action taken by the Valuation Subcommittee within a calendar quarter of the occurrence. The members of the Valuation Committee, on which one or more Directors may serve, include: Jill Feinberg, Daniel Herrick, Arphiela Arizmendi, Alison H. Micucci, Marguerite E. H. Morrison, Richard H. Nolan, Jr., Raymond Stickel, Jr., John A. Weisser, Jr., Roman L. Weil, and Jae Yoon (Chairman). There were 4 Valuation Committee meetings held during 2006.



     Valuation Subcommittee. The purpose of the Valuation Subcommittee is to establish, pursuant to the Fund's valuation procedures, prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable. Meetings of the Subcommittee are held on an as needed basis and are held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Directors may serve, include:
Arphiela Arizmendi, Ravi Akhoury, Christopher Feind, Alison H. Micucci, Marguerite E. H. Morrison, and Jae Yoon. There were 8 meetings of the Valuation Subcommittee held during 2006.

     Dividend Committee. The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set record and payment dates. The members of the Dividend Committee, on which one or more Directors may serve, include: Arphiela Arizmendi and Christopher Feind. There were no Dividend Committee meetings held during 2006.



SHAREHOLDER APPROVAL


     The Nominees for election as Directors at the Special Meeting will be elected by a plurality of the total votes cast at the Special Meeting by the holders of shares present in person or by proxy and entitled to vote on such action. This Proposal applies on a Fund-wide basis, and all Portfolios and classes thereof will vote together on this Proposal.

                              BOARD RECOMMENDATION


                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A

               VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO
                       THE BOARD OF DIRECTORS OF THE FUND


                               VOTING INFORMATION


     Voting of Proxies. If you attend the Special Meeting you may vote your shares in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or by submitting your vote via telephone or the Internet, as detailed in the proxy card.


     Timely and properly completed and submitted proxies will be voted as instructed by Policy Owners. A Policy Owner who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by
(1) delivering to the Fund written notice of the revocation, (2) delivering to the Fund a proxy with a later date, or (3) voting in person at the Special Meeting. However, attendance at the Special Meeting will not, by itself, revoke a previously tendered proxy.


     In the event a Policy Owner signs and returns the proxy but does not indicate his or her vote as to a Proposal, such proxy will be voted FOR the election of each Nominee as a Director.

     Quorum Requirements. A quorum of shareholders (i.e., the Insurance Company as the record owner of the Portfolios' shares) is necessary to hold a valid meeting and to consider the Proposals. The holders of a majority of the outstanding shares on the Record Date present, in person or by proxy, at the Special Meeting shall constitute a quorum. A chart reflecting the number of shares outstanding of each class of each of the Portfolios as of the Record Date is attached to this Proxy Statement as Appendix B.


     Votes Necessary to Approve the Proposals. A plurality of the shareholders voting at the Special Meeting, either in person or by proxy, is required to approve Proposal 1 regarding the election of Directors. The Insurance Company, as the holder of record shares of a Portfolio, is required to "pass through" to its Policy Owners the right to vote shares of the Portfolio. The Fund expects that the Insurance Company will vote 100% of the shares of a Portfolio held by its separate account(s). The Insurance Company will vote shares of the Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on a Proposal. Unmarked voting instructions from Policy Owners will be voted in favor of a Proposal. The Fund may adjourn the Special Meeting to the extent permitted by law, if necessary to permit the Insurance Company to obtain additional voting instructions from Policy Owners. The total number of shares outstanding as of the Record Date is provided at Appendix B. Shareholders of the Portfolios, as of the Record Date, are entitled to one vote for each full share held and fractional votes for fractional shares held through their Policy.


     Adjournments. If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve one or more Proposals have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of a Proposal(s) and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal(s).

     Payment of Solicitation Expenses. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by NYLIM. Proxies are solicited via regular mail and also may be solicited via telephone by personnel of NYLIM, the Fund, their respective affiliates, or, in NYLIM's discretion, a commercial firm retained for this purpose.

     Other Matters to Come Before the Special Meeting. The Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of a Proposal, it is the Fund's intention that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

     Future Shareholder Proposals. A shareholder may request inclusion in the Fund's proxy statement and on the Fund's proxy card for shareholder meetings certain proposals for action which the Policy Owner intends to introduce at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Fund at 51 Madison Avenue, New York, NY 10010. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Fund is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Fund's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

                               OTHER INFORMATION

     Investment Advisor and Administrator. NYLIM, 51 Madison Avenue, New York, New York 10010, serves as the investment advisor and administrator for each Portfolio.

     Distributor. NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey, 07054, serves as distributor of the Fund for the Service Class shares of the Portfolios. The Distributor is a wholly-owned subsidiary of NYLIM.

     Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP ("PWC"), 1177 Avenue of the Americas, New York, New York, 10036, has been selected as the independent registered public accounting firm of the Fund. PWC is responsible for auditing the annual financial statements of the Portfolios. Representatives of PWC are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     PWC, in accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), has confirmed to the Audit Committee that they are independent auditors with respect to the Portfolios. Certain information concerning the fees and services provided by PWC to the Fund and to NYLIM and its affiliates for the most recent fiscal year of the Fund is attached at Appendix C.

     Shareholder Communications. Shareholders may transmit written communications to the Board or one or more of the Directors by sending the communications to the attention of Marguerite E. H. Morrison, Secretary of the Fund, at the following address: 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     Shareholder Reports. The Fund will furnish, without charge, to any shareholder, upon request, a printed version of the most recent annual report (and any subsequent semi-annual report) of any of the Portfolios owned by that shareholder. Such requests may be directed to the Fund by writing to NYLIAC, attn: MainStay VP Series Fund, Inc., 51 Madison Avenue, Room 452, New York, New York 10010, or by calling toll-free 1-800-598-2019. The financial statements included in the Portfolios' most recent annual report (and any subsequent semi-annual report) are incorporated by reference in this Proxy Statement.

     Beneficial Share Ownership of Directors and Officers. As of the Record Date, the Directors, Director Nominees and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Portfolio.

     Beneficial Share Ownership of Shareholders. As of the Record Date, the shareholders with respect to each Portfolio known by that Portfolio to beneficially own 5% or more of the outstanding interest of a class of that Portfolio are identified at Appendix D.


     NYLIM and/or its affiliates have the discretion to vote some of the Portfolios' shares on this proposal. The Portfolios have been advised by NYLIM that these shares will be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

                                   APPENDIX A

                         MAINSTAY VP SERIES FUND, INC.

             POLICIES FOR CONSIDERATION OF BOARD MEMBER CANDIDATES

                          (ADOPTED AS OF MAY 17, 2005)

     Pursuant to the Charter of the Nominating Committee of MainStay VP Series Fund, Inc. (collectively, the "Nominating Committee" of the "Fund"), the Nominating Committee is charged with evaluating the qualifications of candidates to serve on the Fund's Boards of Directors ("Board") and with making nominations for members of the Board who are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"). These Policies shall apply to the Nominating Committee's consideration of Board member candidates.


QUALIFICATION OF CANDIDATES


     In assessing the qualifications of a candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. The Nominating Committee may solicit suggestions for nominations from any source it deems appropriate. The Nominating Committee also may engage independent consultants, as it deems necessary or appropriate, for the purpose of making recommendations concerning Board member candidates. All qualified candidates will be treated equally in consideration by the Nominating Committee.

     No person shall be qualified to be a Board member unless the Nominating Committee, in consultation with legal counsel, has determined that such person, if selected or elected as a Board member, would not cause the Fund to be in violation of, or not in compliance with: (a) applicable law, regulation or regulatory interpretation; (b) the Fund's organizational documents; or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Directors. In addition, no person may be nominated to the Board who (a) has violated any provision of the U.S. federal or state securities laws, or comparable laws of another country or (b) who is an employee or director of a major competitor of New York Life Insurance Company or its affiliates or who is a director of an investment company sponsored by such a competitor where the funds overseen are underlying funds of an variable or annuity fund.

NOMINATIONS FROM CONTRACT OWNERS


     While the Nominating Committee is solely responsible for evaluating and nominating candidates to serve on the Board, the Nominating Committee may consider nominations from owners of variable life insurance and variable annuity contracts that have selected the Fund as an investment option ("Contract Owners"). Contract Owners may submit for the Nominating Committee's consideration recommendations regarding potential candidates for service on the Board. Each eligible Contract Owner may submit no more than one candidate each calendar year.

     In order for the Nominating Committee to consider submissions from Contract Owners, the following requirements must be satisfied regarding the candidate:

          (a) The candidate must satisfy all qualifications provided herein and in the Fund's organizational documents, including qualification as a possible Independent Director if the candidate is to serve in that capacity.


          (b) The candidate may not be the nominating Contract Owner or a member of the immediate family of the nominating Contract Owner.(1)


          (c) Neither the candidate nor any member of the candidate's immediate family may be currently employed or employed within the year prior to the nomination by any nominating Contract Owner entity.

          (d) Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the year of the election for which the candidate's name was submitted, during the immediately preceding calendar year, or during the year when the candidate's name was submitted, any consulting, advisory, or other compensatory fee from the nominating Contract Owner.

          (e) The candidate may not be an executive officer, director (or person fulfilling similar functions) of the nominating Contract Owner entity, or of an affiliate of the nominating Contract Owner entity.

          (f) The candidate may not control the nominating Contract Owner entity (or, in the case of a holder or member that is a

---------------


(1) The terms "immediate family member" and "control" shall be interpreted in accordance with the federal securities laws.

     fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

          (g) A Contract Owner may not submit for consideration a candidate which has previously been considered by the Nominating Committee.

     In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the Contract Owner submitting the candidate:

          (a) The Nominating Committee will consider submissions that are received only within the one year immediately preceding the Nominating Committee's consideration of Board member candidates.

          (b) Any Contract Owner submitting a candidate must beneficially own, either individually or in the aggregate, more than $250,000 of the securities of the Fund that are eligible to vote both at the time of submission of the candidate and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating Contract Owner must also bear the economic risk of the investment.

     Contract Owners submitting candidates to the Nominating Committee must substantiate compliance with the above requirements, at the time of submitting the candidate, to the attention of the Fund's Secretary, who will provide all submissions meeting the requirements stated herein to the Nominating Committee. This submission to the Secretary of the Fund must include:

          (a) Contact information for the nominating Contract Owner;

          (b) A certification from the nominating Contract Owner which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years as of the date of the nomination.

          (c) The candidate's contact information and the number of applicable Fund shares owned by the candidate;

          (d) All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and

          (e) A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Fund's proxy statement, if so designated by the Nominating Committee and the Fund's Board.

     It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

                                   APPENDIX B


                 NUMBER OF SHARES OUTSTANDING IN EACH PORTFOLIO

                             AS OF THE RECORD DATE

                         MAINSTAY VP SERIES FUND, INC.


PORTFOLIO AND CLASS OF SHARES                TOTAL SHARES OUTSTANDING
-----------------------------                ------------------------
Balanced -- Initial.......................           717,686.767
Balanced -- Service.......................        15,528,886.448
Bond -- Initial...........................        23,056,749.178
Bond -- Service...........................         7,680,395.037
Capital Appreciation -- Initial...........        28,890,250.785
Capital Appreciation -- Service...........         2,476,358.621
Cash Management...........................       380,326,198.130
Common Stock -- Initial...................        34,932,139.645
Common Stock -- Service...................         2,699,411.120
Conservative Allocation -- Initial........           143,032.444
Conservative Allocation -- Service........         6,927,765.930
Convertible -- Initial....................        18,883,469.229
Convertible -- Service....................         9,594,286.073
Developing Growth -- Initial..............         2,396,514.784
Developing Growth -- Service..............         2,906,341.787
Floating Rate -- Initial..................         2,487,654.084
Floating Rate -- Service..................        23,904,933.949
Government -- Initial.....................        16,830,351.292
Government -- Service.....................         6,461,445.860
Growth Allocation -- Initial..............           788,561.270
Growth Allocation -- Service..............         7,614,570.628
Large Cap Growth -- Initial...............        88,409,031.884
Large Cap Growth -- Service...............        49,672,345.949
High Yield Corporate Bond -- Initial......         5,599,102.330
High Yield Corporate Bond -- Service......         3,729,773.705
ICAP Select Equity -- Initial.............         5,105,131.944
ICAP Select Equity -- Service.............         3,162,328.313
Income & Growth -- Initial................        17,385,556.172
Income & Growth -- Service................        12,377,803.461
International -- Initial..................         8,133,825.184
International -- Service..................         3,396,649.181
Mid Cap Core -- Initial...................        12,388,521.735
Mid Cap Core -- Service...................         8,633,033.493
Mid Cap Growth -- Initial.................        11,408,320.469
Mid Cap Growth -- Service.................        11,480,384.769
Mid Cap Value -- Initial..................        20,359,647.992
Mid Cap Value -- Service..................        13,995,950.070
Moderate Allocation -- Initial............           529,262.326
Moderate Allocation -- Service............        13,674,845.702

PORTFOLIO AND CLASS OF SHARES                TOTAL SHARES OUTSTANDING
-----------------------------                ------------------------
Moderate Growth Allocation -- Initial.....         1,034,667.134
Moderate Growth Allocation -- Service.....        17,017,746.941
S&P Index 500 -- Initial..................        41,366,819.825
S&P Index 500 -- Service..................         9,627,950.764
Small Cap Growth -- Initial...............         7,416,567.113
Small Cap Growth -- Service...............         7,589,211.220
Total Return -- Initial...................        21,183,936.210
Total Return -- Service...................         2,959,196.208
Value -- Initial..........................        29,142,555.327
Value -- Service..........................         6,217,963.084

                                   APPENDIX C

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

     For purposes of the following information, NYLIM and any entity controlling, controlled by or under common control with NYLIM that provides ongoing services to the Fund, are referred to as "Service Affiliates."

     (1) Audit Fees. The aggregate fees billed for each of the last two fiscal years for the Fund (the "Reporting Periods") for professional services rendered by PWC for the audit and review of the Fund's annual financial statements, or services that are normally provided by PWC in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows:

FISCAL YEAR ENDED                                  AUDIT FEES
-----------------                                  ----------
   12/31/05.....................................    $755,650
   12/31/06.....................................    $819,325

     (2) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PWC to the Fund that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under paragraph (1) above were as follows:

FISCAL YEAR ENDED                           AUDIT-RELATED FEES
-----------------                           ------------------
   12/31/05..............................        $91,000
   12/31/06..............................        $16,000

     The 2005 services related to a review of the internal controls of the Fund's new sub-administrator, sub-accountant and custodian as they relate to the financial reporting of the Fund.

     (3) Tax Fees. The aggregate fees billed to the Fund in the Reporting Periods for professional services rendered by PWC for tax compliance, tax advice and tax planning for the last two fiscal years were as follows:

FISCAL YEAR ENDED                               TAX FEES
-----------------                               --------
   12/31/05..................................   $120,650
   12/31/06..................................   $117,500

     These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

     (4) All Other Fees. The aggregate fees billed to the Fund in the Reporting Periods for products and services provided by PWC, other than the services reported in paragraphs (1) through (3) above, were as follows:

FISCAL YEAR ENDED                               ALL OTHER FEES
-----------------                               --------------
   12/31/05..................................       $- 0 -
   12/31/06..................................       $- 0 -

     The aggregate non-audit fees billed by PWC for services rendered to the Fund are disclosed in paragraphs (1) through (3) above.

     The aggregate non-audit fees billed by PWC for services rendered to the Service Affiliates for the last two fiscal year ends were $64,229.38 in 2005 and $243,775.63 in 2006, respectively.

     The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor (not including any investment sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

     Pursuant to the Fund's Audit Committee Charter, the Audit Committee has adopted pre-approval policies and procedures to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Fund by its independent registered public accounting firm, and (ii) all permissible non-audit services to be provided by such independent accounting firm to any Service Affiliates if the engagement directly relates to the Fund's operations and financial reporting.

     In accordance with the policies, the Committee is responsible for the engagement of the independent registered public accounting firm to certify the Fund's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided by the Fund and its Service Affiliates, the policies provide that the Committee may pre-approve such services on a project-by-project basis as they arise. The policies also permit the Committee to delegate authority to the Audit Committee Chairman (the "Designated Member") to pre-approve any proposed non-audit services that have not been previously approved by the Committee, subject to certain conditions. Any action by the Designated Member in approving a requested non-audit service shall be presented to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the independent registered public accounting firm's provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

                                   APPENDIX D

                                  5+% OWNERS*

                                                    NYLIAC VUL                 NYLIAC CSVUL               NYLIAC MFA (Q)
             SEPARATE ACCOUNT:                    SEPARATE ACCT I             SEPARATE ACCT I            SEPARATE ACCT I
-------------------------------------------  -------------------------   -------------------------   ------------------------
                                               AMOUNT AND                  AMOUNT AND                 AMOUNT AND
                                               NATURE OF                   NATURE OF                   NATURE OF
                                               BENEFICIAL     PERCENT      BENEFICIAL     PERCENT     BENEFICIAL     PERCENT
TITLE OF PORTFOLIO AND CLASS                  OWNERSHIP**     OF CLASS    OWNERSHIP**     OF CLASS    OWNERSHIP**    OF CLASS
----------------------------                 --------------   --------   --------------   --------   -------------   --------
BALANCED -- Initial........................     717,686.767    100.0%                 0                         0
BOND -- Initial............................   2,084,495.086      9.0%                 0              2,829,149.764     12.3%
CAPITAL APPRECIATION -- Initial............   9,368,140.001     32.4%                 0                         0
CASH MANAGEMENT............................  33,320,768.828      8.8%    97,304,849.544     25.6%               0
COMMON STOCK -- Initial....................   4,703,189.544     13.5%     4,271,218.187     12.2%    6,147,700.144     17.6%
CONSERVATIVE ALLOCATION -- Int.............     143,032.444    100.0%                 0                         0
CONVERTIBLE -- Initial.....................   2,928,417.330     15.5%                 0                         0
FLOATING RATE -- Initial...................   2,432,079.779     97.8%                 0                         0
GOVERNMENT -- Initial......................   1,692,162.208     10.1%                 0                         0
GROWTH ALLOCATION -- Initial...............     788,561.270    100.0%                 0                         0
HIGH YIELD -- Initial......................   9,845,399.397     11.1%                 0                         0
ICAP SELECT EQUITY -- Initial..............     929,659.305     16.6%                 0                         0
INCOME & GROWTH -- Initial.................     769,140.857     15.1%                 0                         0
INTERNATIONAL -- Initial...................   3,114,002.117     17.9%     4,764,947.046     27.4%               0
LARGE CAP GROWTH -- Initial................   1,635,629.555     20.1%                 0                         0
MID CAP CORE -- Initial....................   2,104,872.090     17.0%     4,015,898.914     32.4%               0
MID CAP GROWTH -- Initial..................   2,738,504.907     24.0%                 0                         0
MID CAP VALUE -- Initial...................   2,941,196.127     14.4%     4,699,710.339     23.1%               0
MODERATE ALLOCATION -- Initial.............     529,262.326    100.0%                 0                         0
MOD GROWTH ALLOCATION -- Int...............   1,034,667.134    100.0%                 0                         0
S&P INDEX 500 -- Initial...................   9,640,343.536     23.3%     5,222,537.338     12.6%               0
SMALL CAP GROWTH -- Initial................   1,804,469.055     24.3%                 0                         0
TOTAL RETURN -- Initial....................   3,373,792.858     15.9%                 0                         0
VALUE -- Initial...........................   4,069,037.193     14.0%     8,507,975.801     29.2%               0

                                                NYLIAC MFA (NON-Q)
             SEPARATE ACCOUNT:                    SEP ACCOUNT II
-------------------------------------------  ------------------------
                                              AMOUNT AND
                                               NATURE OF
                                              BENEFICIAL     PERCENT
TITLE OF PORTFOLIO AND CLASS                  OWNERSHIP**    OF CLASS
----------------------------                 -------------   --------
BALANCED -- Initial........................             0
BOND -- Initial............................  1,645,592.190     7.1%
CAPITAL APPRECIATION -- Initial............             0
CASH MANAGEMENT............................             0
COMMON STOCK -- Initial....................  2,774,073.739     7.9%
CONSERVATIVE ALLOCATION -- Int.............             0
CONVERTIBLE -- Initial.....................             0
FLOATING RATE -- Initial...................             0
GOVERNMENT -- Initial......................             0
GROWTH ALLOCATION -- Initial...............             0
HIGH YIELD -- Initial......................             0
ICAP SELECT EQUITY -- Initial..............             0
INCOME & GROWTH -- Initial.................             0
INTERNATIONAL -- Initial...................             0
LARGE CAP GROWTH -- Initial................             0
MID CAP CORE -- Initial....................             0
MID CAP GROWTH -- Initial..................             0
MID CAP VALUE -- Initial...................             0
MODERATE ALLOCATION -- Initial.............             0
MOD GROWTH ALLOCATION -- Int...............             0
S&P INDEX 500 -- Initial...................             0
SMALL CAP GROWTH -- Initial................             0
TOTAL RETURN -- Initial....................             0
VALUE -- Initial...........................             0


---------------

 * The address of each shareholder of record is 51 Madison Avenue, New York, NY 10010.

** All shares owned of record.

                                       NYLIAC VARIABLE ANNUITY      NYLIAC VARIABLE ANNUITY       NYLIAC VARIABLE ANNUITY
SEPARATE ACCOUNT:                          SEPARATE ACCT I              SEPARATE ACCT II             SEPARATE ACCT III
-----------------------------------  ---------------------------   --------------------------   ----------------------------
                                       AMOUNT AND                   AMOUNT AND                    AMOUNT AND
                                       NATURE OF                     NATURE OF                     NATURE OF
                                       BENEFICIAL     PERCENT OF    BENEFICIAL     PERCENT OF     BENEFICIAL      PERCENT OF
TITLE OF PORTFOLIO AND CLASS          OWNERSHIP**       CLASS       OWNERSHIP**      CLASS        OWNERSHIP**       CLASS
----------------------------         --------------   ----------   -------------   ----------   ---------------   ----------
BALANCED -- Service................               0                           0                  11,279,232.083      72.6%
BOND -- Initial....................   1,640,236.392       7.1%     1,785,707.504       7.7%      12,193,799.142      52.9%
BOND -- Service....................               0                           0                   6,195,086.125      80.7%
CAPITAL APPRECIATION -- Initial....   3,724,875.214      12.9%     5,080,509.367      17.6%       9,994,312.104      34.6%
CAPITAL APPRECIATION -- Service....               0                           0                   2,101,500.177      84.9%
CASH MANAGEMENT....................               0                           0                 178,828,132.040      47.0%
COMMON STOCK -- Initial............   2,355,886.333       6.7%     3,113,496.892       8.9%      10,243,142.372      29.3%
COMMON STOCK -- Service............               0                           0                   2,230,432.080      82.6%
CONSERVATIVE
 ALLOCATION -- Initial.............               0                           0                               0
CONSERVATIVE
 ALLOCATION -- Service.............               0                           0                   4,958,277.915      71.6%
CONVERTIBLE -- Initial.............   1,226,220.193       6.5%     1,206,019.749       6.4%      13,485,958.104      71.4%
CONVERTIBLE -- Service.............               0                           0                   7,824,370.411      81.6%
DEVELOPING GROWTH -- Initial.......     186,636.032       7.8%      242,985.805       10.1%       1,966,892.947      82.1%
DEVELOPING GROWTH -- Service.......               0                           0                   2,133,374.610      73.4%
FLOATING RATE -- Initial...........               0                           0                               0
FLOATING RATE -- Service...........               0                           0                  18,197,679.197      76.1%
GOVERNMENT -- Initial..............   1,945,790.964      11.6%     1,958,195.833      11.6%      11,170,310.562      66.4%
GOVERNMENT -- Service..............               0                           0                   5,182,791.878      80.2%
GROWTH ALLOCATION -- Initial.......               0                           0                               0
GROWTH ALLOCATION -- Service.......               0                           0                   4,205,354.058      55.2%
HIGH YIELD -- Initial..............  10,879,734.710      12.3%     9,163,804.378      10.4%      57,341,524.885      64.9%
HIGH YIELD -- Service..............               0                           0                  41,157,532.963      82.9%
ICAP SELECT EQUITY -- Initial......               0                 386,109.816        6.9%       4,031,668.741      72.0%
ICAP SELECT EQUITY -- Service......               0                           0                   2,880,916.581      77.2%
INCOME & GROWTH -- Initial.........     345,570.723       6.8%      403,395.932        7.9%       3,585,316.572      70.2%
INCOME & GROWTH -- Service.........               0                           0                   2,541,968.810      80.4%
INTERNATIONAL -- Initial...........   1,057,368.005       6.1%     1,249,956.382       7.2%       7,190,118.291      41.4%
INTERNATIONAL -- Service...........               0                           0                   9,195,937.658      74.3%
LARGE CAP GROWTH -- Initial........               0                 562,392.741        6.9%       5,535,968.380      68.1%
LARGE CAP GROWTH -- Service........               0                           0                   2,601,632.951      76.6%
MID CAP CORE -- Initial............               0                 682,828.091        5.5%       4,805,280.079      38.8%
MID CAP CORE -- Service............               0                           0                   6,500,640.585      75.3%
MID CAP GROWTH -- Initial..........     754,585.449       6.6%      980,757.202        8.6%       6,376,742.368      55.9%
MID CAP GROWTH -- Service..........               0                           0                   8,770,158.808      76.4%
MID CAP VALUE -- Initial...........               0                1,257,745.115       6.2%      10,471,091.390      51.4%

                                      NYLIAC VARIABLE ANNUITY
SEPARATE ACCOUNT:                         SEPARATE ACCT IV
-----------------------------------  --------------------------
                                      AMOUNT AND
                                       NATURE OF
                                      BENEFICIAL     PERCENT OF
TITLE OF PORTFOLIO AND CLASS          OWNERSHIP**      CLASS
----------------------------         -------------   ----------
BALANCED -- Service................  3,039,194.798      19.6%
BOND -- Initial....................             0
BOND -- Service....................  1,485,308.912      19.3%
CAPITAL APPRECIATION -- Initial....             0
CAPITAL APPRECIATION -- Service....   374,858.444       15.1%
CASH MANAGEMENT....................  9,486,113.150       5.1%
COMMON STOCK -- Initial............             0
COMMON STOCK -- Service............   468,979.040       17.4%
CONSERVATIVE
 ALLOCATION -- Initial.............             0
CONSERVATIVE
 ALLOCATION -- Service.............  1,431,213.556      20.7%
CONVERTIBLE -- Initial.............             0
CONVERTIBLE -- Service.............  1,769,915.662      18.4%
DEVELOPING GROWTH -- Initial.......             0
DEVELOPING GROWTH -- Service.......   772,967.177       26.6%
FLOATING RATE -- Initial...........             0
FLOATING RATE -- Service...........  4,204,136.364      17.6%
GOVERNMENT -- Initial..............             0
GOVERNMENT -- Service..............  1,278,653.982      19.8%
GROWTH ALLOCATION -- Initial.......             0
GROWTH ALLOCATION -- Service.......  2,845,278.952      37.4%
HIGH YIELD -- Initial..............             0
HIGH YIELD -- Service..............  8,514,812.986      17.1%
ICAP SELECT EQUITY -- Initial......             0
ICAP SELECT EQUITY -- Service......   848,857.125       22.8%
INCOME & GROWTH -- Initial.........             0
INCOME & GROWTH -- Service.........   620,359.503       19.6%
INTERNATIONAL -- Initial...........             0
INTERNATIONAL -- Service...........  3,181,865.803      25.7%
LARGE CAP GROWTH -- Initial........             0
LARGE CAP GROWTH -- Service........   795,016.230       23.4%
MID CAP CORE -- Initial............             0
MID CAP CORE -- Service............  2,132,392.908      24.7%
MID CAP GROWTH -- Initial..........             0
MID CAP GROWTH -- Service..........  2,710,225.961      23.6%
MID CAP VALUE -- Initial...........             0

                                       NYLIAC VARIABLE ANNUITY      NYLIAC VARIABLE ANNUITY       NYLIAC VARIABLE ANNUITY
SEPARATE ACCOUNT:                          SEPARATE ACCT I              SEPARATE ACCT II             SEPARATE ACCT III
-----------------------------------  ---------------------------   --------------------------   ----------------------------
                                       AMOUNT AND                   AMOUNT AND                    AMOUNT AND
                                       NATURE OF                     NATURE OF                     NATURE OF
                                       BENEFICIAL     PERCENT OF    BENEFICIAL     PERCENT OF     BENEFICIAL      PERCENT OF
TITLE OF PORTFOLIO AND CLASS          OWNERSHIP**       CLASS       OWNERSHIP**      CLASS        OWNERSHIP**       CLASS
----------------------------         --------------   ----------   -------------   ----------   ---------------   ----------
MID CAP VALUE -- Service...........               0                           0                  11,255,093.960      80.4%
MODERATE ALLOCATION -- Service.....               0                           0                   9,599,279.042      70.2%
MOD GROWTH ALLOCATION -- Service...               0                           0                  10,714,821.838      63.0%
S&P INDEX 500 -- Initial...........   3,762,990.394       9.1%     5,146,128.445      12.4%      17,594,820.112      42.5%
S&P INDEX 500 -- Service...........               0                           0                   7,822,222.886      81.2%
SMALL CAP GROWTH -- Initial........     391,970.468       5.3%      491,937.228        6.6%       4,447,618.242      60.0%
SMALL CAP GROWTH -- Service........               0                           0                   6,020,057.682      79.3%
TOTAL RETURN -- Initial............   3,959,736.721      18.7%     4,404,835.579      20.8%       9,298,315.531      43.9%
TOTAL RETURN -- Service............               0                           0                   2,508,005.973      84.8%
VALUE -- Initial...................   2,166,202.450       7.4%     2,653,618.337       9.1%      11,745,721.547      40.3%
VALUE -- Service...................               0                           0                   5,045,482.728      81.1%

                                      NYLIAC VARIABLE ANNUITY
SEPARATE ACCOUNT:                         SEPARATE ACCT IV
-----------------------------------  --------------------------
                                      AMOUNT AND
                                       NATURE OF
                                      BENEFICIAL     PERCENT OF
TITLE OF PORTFOLIO AND CLASS          OWNERSHIP**      CLASS
----------------------------         -------------   ----------
MID CAP VALUE -- Service...........  2,740,856.110      19.6%
MODERATE ALLOCATION -- Service.....  3,105,877.770      22.7%
MOD GROWTH ALLOCATION -- Service...  5,039,102.779      29.6%
S&P INDEX 500 -- Initial...........             0
S&P INDEX 500 -- Service...........  1,805,727.878      18.8%
SMALL CAP GROWTH -- Initial........             0
SMALL CAP GROWTH -- Service........  1,569,153.537      20.7%
TOTAL RETURN -- Initial............             0
TOTAL RETURN -- Service............   451,190.235       15.2%
VALUE -- Initial...................             0
VALUE -- Service...................  1,172,480.357      18.9%


---------------

 * The address of each shareholder of record is 51 Madison Avenue, New York, NY 10010.

** All shares owned of record.

                                     FORM OF
                             VOTING INSTRUCTION CARD

                          MAINSTAY VP SERIES FUND, INC.
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                   MAY 4, 2007

This Voting Instruction Card is solicited by New York Life Insurance and Annuity Corporation (the "Company") for its policyowners who hold unit values in the separate account of the Company that invests in one or more of the series of investment portfolios (the "Portfolios") offered by MainStay VP Series Fund, Inc. (the "Fund") and who are entitled to instruct the Company on how to vote shares held by the separate account.

The undersigned policy owner instructs the Company to vote, at the special meeting to be held at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on May 4, 2007, beginning at 2:00 p.m., Eastern time, and at any adjournments or postponements thereof (the "Special Meeting"), all shares of the Portfolios attributable to his or her policy or interest therein as directed on this card. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Acquired Portfolios and the Proxy Statement dated March 22, 2007. The undersigned also instructs the Company to vote on any other matter that may arise at the Special Meeting according to its best judgment. The undersigned hereby revokes any prior proxy.

The undersigned acknowledges that if he or she signs below but does not mark instructions on this card, the Company will vote all shares of the Portfolio attributable to the undersigned's policy value FOR the Proposals. If the policyowner fails to return this Voting Instruction Card, the Company will vote all shares attributable to the policyowner's policy value in proportion to the voting instructions for the Portfolio actually received from policyowner participants in the separate account.

VOTE VIA THE TELEPHONE: (866) 905-2395

VOTE VIA THE INTERNET: https://vote.proxy-direct.com and follow the on-screen instructions.

NOTE: Please sign exactly as your name appears on your policy. When a policy is owned by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, and if a partnership, please sign in full partnership name by authorized person.


-------------------------------------   ----------------------------------------
Signature                               Date


-------------------------------------
Signature (if held jointly)

                     YOUR VOTING INSTRUCTIONS ARE IMPORTANT!

          PLEASE SIGN, DATE, AND RETURN YOUR VOTING INSTRUCTIONS TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE PROPOSALS.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: [X]

PROPOSAL 1: [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

To elect the Board of Directors of the Fund

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE: [X]

PROPOSAL 1: ALL PORTFOLIOS

To elect the following eight individuals as Directors of the Board:

1.   Susan B. Kerley

2.   Alan R. Latshaw

3.   Peter Meenan

4.   Richard H. Nolan, Jr.

5.   Brian A. Murdock

6.   Richard S. Trutanic

7.   Roman L. Weil

8.   John A. Weisser, Jr.

[ ] FOR ALL   [ ] WITHHOLD ALL   [ ] FOR ALL EXCEPT   [ ] ABSTAIN

                                        To withhold authority to vote for one or more nominees, write the nominee's number(s) on the line below.

                                                          ----------------------

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

     Your proxy is important whether or not you plan to attend the Special Meeting in person. You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and vote in person.

Please mark, sign, date, and return the Proxy Card promptly using the enclosed envelope or via telephone or via the internet.


Signature(s):                           Date:              , 2007
              -----------------------         -------------


Signature(s):                           Date:              , 2007
              -----------------------         -------------

NOTE: Please sign exactly as your name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.